UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 21, 2003


                                  FRED'S, INC.
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 00-19288

          Tennessee                                             62-0634010
 (State or other jurisdiction                               (I. R. S. Employer
of incorporation or organization)                           Identification No.)

  4300 New Getwell Road, Memphis, TN                              38118
(Address of principal executive offices)                        (Zip Code)


               Registrant's telephone number, including area code
                                 (901) 365-8880

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)           Exhibits:

           Exhibit
            Number      Description
         -------------  -------------------------------------------------------

             99.1       Press release issued by Fred's, Inc., dated
                        August 21, 2003

Item 9.  Regulation FD Disclosure.

     The information contained in this Item 9 is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

     The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

     On August 21, 2003, Fred's, Inc. issued a press release announcing, among other things, its quarterly earnings results for the quarter ended August 2, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  FRED'S, INC.
                                       (Registrant)

                                  By:  /s/Michael J. Hayes
                                     ---------------------------------
                                      Michael J. Hayes,
                                      Chairman and Chief Executive Officer



August 21, 2003

                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  --------------------------------------------------------------

     99.1        Press release issued by Fred's, Inc., dated August 21, 2003